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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 2, 2004

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                         1-31447                74-0694415
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


             1111 LOUISIANA
             HOUSTON, TEXAS                                   77002
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

         On November 2, 2004, CenterPoint Energy, Inc. ("CenterPoint Energy") announced that Stephen C. Schaeffer, executive vice president and group president for CenterPoint Energy Gas Distribution & Sales, has elected to retire effective December 1, 2004.

         Until a successor is named, business unit leaders who previously reported to Mr. Schaeffer will report to David M. McClanahan, President and Chief Executive Officer of CenterPoint Energy.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CENTERPOINT ENERGY, INC.



Date:  November 3, 2004                          By:  /s/ James S. Brian
                                                    ----------------------------
                                                      James S. Brian
                                                      Senior Vice President and
                                                      Chief Accounting Officer